UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 12, 2014

ALION SCIENCE AND TECHNOLOGY CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	333-89756	54-2061691
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1750 Tysons Boulevard

Suite 1300

McLean, VA 22102

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (703) 918-4480

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On August 12, 2014, Alion Science and Technology Corporation (the “Company”) issued a press release announcing that the registration statement relating to its previously announced exchange offer, consent solicitation and unit offering relating to its 10.25% Senior Notes due 2015 was declared effective by the U.S. Securities and Exchange Commission on August 11, 2014.  The Company further announced the extension of the Expiration Date and the Early Tender Date of its exchange offer, consent solicitation and unit offering.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01     Financial Statements and Exhibits.

(d)	Exhibits

99.1                        Press Release, dated August 12, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 13, 2014	ALION SCIENCE AND TECHNOLOGY
CORPORATION

	By:	/s/ Barry M. Broadus
Name: Barry M. Broadus
Title: Chief Financial Officer